VOICEAMERICA
THE LEADER IN INTERNET MEDIA

Advertisement/Sponsorship Agreement

1900 W. University Dr. Suite 231, Tempe, AZ 85281

1-480-294-6421 Voice ♦ 1-480-294-6452 FAX

DATE:	**March 17, 2011**	**Executive Producer:**	**Tacy Trump**
Show Title: **Host Name:** **Channel:**	**Turning Hard Times into Good Times** **Jay Taylor** **Business**	**Company Contact:**	**Robert McAllister** **President**
Company: **Address:**	**Enertopia Corporation** **#205 171 Commercial Dr.** **Kelowna, BC V1X 7W2** **Canada**	**Phone:** **FAX:**	**250.765.6422** **250.765.6412**
Email: **Website:**	**mcallister@utopia2030.com** **www.enertopia.com**	**Sponsorship level:** **Cost:**	**FULL** **US$10,000**
Sponsorship/Advertising Start Date:	**April 19, 2011**	**Sponsorship/Advertising End Date:**	**July 12, 2011**

	Sun	Mon	Tues	Wed	Thurs	Fri	Sat
SHOW AIR TIME:			Time: 12:00 PT 03:00 EST				
COMMERCIAL			THREE - 30 Second Spots				

Full Sponsorship Level Package

- One 30 second commercial for Enertopia Corporation to air on three 30 second spots during Turning Hard Times Into Good Times, plus weekly rebroadcast (78 total).
- Opening and closing billboards on show (52 total spots including rebroadcast)
- Top and Bottom placement on host page of company banner (Leaderboard 728x90px).
- One live mention of Enertopia Corporation by host per show, plus weekly rebroadcast (26 mentions).
- Link on VoiceAmerica™ website to Enertopia Corporation.
- Enertopia Corporation mention on host website.
- Two guest appearances with key person from Enertopia Corporation.
- Blog announcements and MP3 link for key person interview at GoldInvestor.com and JayTaylorMedia.com.
- Host will mention significant Enertopia Corporation news on the show (as determined by host).

SPECIAL NOTE: This cost only includes airtime on the shows. This does NOT include the cost of production for the commercial itself, if production is needed for the actual commercial there is a $250.00 fee for production of commercial. ** With FULL sponsorship cost, ALL production is included.

1. --Shows and Audio Commercials will rebroadcast after original airing (12 hours after original broadcast)
2. --All sponsorship related to program is non-refundable
3. --Sponsorship renewable under similar terms, this contract is for a 13week week period
4. --Host retains control of program and programming decisions. Copyright remains licensed to the Host

Contract and Payment Due (on or before):

Payment in the amount of US$10,000 is due with contract no later than ~~March 31, 2011~~.

President of Talk Radio: ______________________________ **DATE:** ____________

Jeff Spenard

Company Signature: [signature] **DATE:** April 6/2011